                                                                    EXHIBIT 10.8






================================================================================

                               MERCURY MAIL, INC.

                            SERIES A PREFERRED STOCK
                               PURCHASE AGREEMENT

================================================================================

                               MERCURY MAIL, INC.

                   SERIES A PREFERRED STOCK PURCHASE AGREEMENT

         This Series A Preferred Stock Purchase Agreement (the "Agreement") is entered into as of February 15, 1996, by and among MERCURY MAIL, INC., a Colorado corporation (the "Company") and each of those persons and entities, severally and not jointly, whose names are set forth on the Schedule of Purchasers attached hereto as Exhibit A (collectively the "Purchasers" and individually a "Purchaser").

         In consideration of the mutual promises hereinafter set forth, the parties hereto agree as follows:

1.       AGREEMENT TO SELL AND PURCHASE.

         1.1 AUTHORIZATION OF SHARES. On or prior to the First Closing (as defined in Section 2 below), the Company shall have authorized the sale and issuance to Purchasers of Eight Hundred Eighty Thousand (880,000) shares of Series A Preferred Stock of the Company (the "Shares") having the rights, preferences, privileges and restrictions set forth in the Articles of Amendment to Articles of Incorporation of the Company, in the form attached hereto as Exhibit B (the "Articles of Amendment").

         1.2 SALE AND PURCHASE. Subject to the terms and conditions hereof, at the Closings (as hereinafter defined) the Company hereby agrees to issue and sell to each Purchaser and each Purchaser agrees to purchase from the Company, the number of Shares set forth opposite such Purchaser's name on Exhibit A, at a purchase price of One Dollar and Twenty-Five Cents ($1.25) per Share.

2. CLOSING, DELIVERY AND PAYMENT. The closing of the sale and purchase of the shares under this Agreement shall take place in two parts (the "Closings"). The initial closing (the "First Closing") shall take place at 10:00 a.m. on February 15, 1996, at the offices of Cooley Godward Castro Huddleson & Tatum, 2595 Canyon Blvd., Suite 250, Boulder, Colorado 80302, or at such other time or place as the Company and Purchasers may mutually agree (such date is hereinafter referred to as the "First Closing Date"); the second closing (the "Second Closing") shall take place at 10:00 a.m. on March 15, 1996 at the offices of Cooley Godward Castro Huddleson & Tatum, or at such other time or place as the Company and Purchasers may mutually agree (such date is hereinafter referred to as the "Second Closing Date").

At the First Closing, subject to the terms and conditions hereof, the Company will deliver to the Purchasers certificates representing the number of Shares to be purchased at the First Closing by each Purchaser, against payment of the purchase price therefor by check or wire transfer made payable to the order of the Company. The Shares to be purchased at the First Closing by each Purchaser are as follows: 400,000 Shares by Telecom

Partners, L.P. ("Telecom") and 200,000 Shares by Centennial Fund IV, L.P. ("Centennial"). At the Second Closing, subject to the terms and conditions hereof, the Company will deliver to the Purchasers certificates representing the number of Shares to be purchased at the Second Closing by each Purchaser, against payment of the purchase price therefor by check or wire transfer made payable to the order of the Company. The Shares to be purchased at the Second Closing are as follows: 200,000 Shares by Centennial (subject to satisfactory completion of due diligence) and 80,000 Shares by certain individual investors whose names are set forth on the Schedule of Purchasers (the "Individual Investors").

3.       REPRESENTATIONS AND WARRANTIES OF THE COMPANY.

The Company hereby represents and warrants to each Purchaser as follows:

         3.1 ORGANIZATION, GOOD STANDING AND QUALIFICATION. The Company is a corporation duly organized, validly existing and in good standing under the laws of the State of Colorado. The Company has all requisite corporate power and authority to own and operate its properties and assets, to execute and deliver this Agreement, to issue and sell the Shares and the Common Stock issuable upon conversion thereof (the "Conversion Shares") and to carry out the provisions of this Agreement and the Articles of Amendment and to carry on its business as presently conducted and as presently proposed to be conducted.

         3.2 CAPITALIZATION. The authorized capital stock of the Company, immediately prior to the Closing, will consist of ten million (10,000,000) shares of Common Stock, one million (1,000,000) shares of which are issued and outstanding, and five million (5,000,000) shares of Preferred Stock, none of which are issued and outstanding. All issued and outstanding shares of the Company's Common Stock have been duly authorized, validly issued, fully paid and nonassessable. The Conversion Shares have been duly and validly reserved for issuance. There are no outstanding options, warrants or other rights to purchase from the Company any of its securities, except for 377,700 outstanding options which have been granted to employees of the Company and 272,300 options reserved for issuance to employees of the Company pursuant to the Company's 1996 Stock Option Plan. The shares of Common Stock subject to the 377,700 options granted to date will vest according to the following schedule: 25% on February 5, 1997 and the remainder on a monthly, pro-rata basis over the following 36 months. When issued in compliance with the provisions of this Agreement and the Articles of Amendment, the Shares and the Conversion Shares will be validly issued, fully paid and nonassessable.

         3.3 AUTHORIZATION; BINDING OBLIGATIONS. All corporate action on the part of the Company, its officers, directors and stockholders necessary for the authorization of this Agreement, the performance of all obligations of the Company hereunder and thereunder at the Closings and the authorization, sale, issuance and delivery of the Shares has been taken or will be taken prior to the Closings.

         3.4 PROPRIETARY RIGHTS. The Company has not received any communications alleging that it has violated or, by conducting its business as proposed would violate, any proprietary rights of any other person, nor is the Company aware of any basis for the foregoing.

         3.5 ACTIONS PENDING. There is no action, suit or proceeding pending or, to the best knowledge of the Company, threatened against or affecting the Company or any of its respective properties or rights before any court or by or before any governmental body or arbitration board or tribunal.

4. REPRESENTATIONS AND WARRANTIES OF THE PURCHASERS. Each Purchaser hereby represents and warrants to the Company as follows:

         4.1 REQUISITE POWER AND AUTHORITY. Purchaser has all necessary power and authority under all applicable provisions of law to execute and deliver this Agreement and to carry out its provisions. All actions on Purchaser's part required for the lawful execution and delivery of this Agreement have been or will be effectively taken prior to the Closing.

         4.2 INVESTMENT REPRESENTATIONS. Purchaser understands that neither the Shares nor the Conversion Shares have been registered under the Securities Act. Purchaser also understands that the Shares are being offered and sold pursuant to an exemption from registration contained in the Securities Act based in part upon Purchaser's representations contained in the Agreement. Purchaser hereby represents and warrants as follows:

              4.2.1 PURCHASER BEARS ECONOMIC RISK. Purchaser has substantial experience in evaluating and investing in private placement transactions of securities in companies similar to the Company so that it is capable of evaluating the merits and risks of its investment in the Company and has the capacity to protect its own interests. Purchaser must bear the economic risk of this investment indefinitely unless the Shares (or the Conversion Shares) are registered pursuant to the Securities Act, or an exemption from registration is available. Purchaser understands that the Company has no present intention of registering the Shares, the Conversion Shares or any shares of its Common Stock. Purchaser also understands that there is no assurance that any exemption from registration under the Securities Act will be available and that, even if available, such exemption may not allow Purchaser to transfer all or any portion of the Shares or the Conversion Shares under the circumstances, in the amounts or at the times Purchaser might propose.

              4.2.2 ACQUISITION FOR OWN ACCOUNT. Purchaser is acquiring the Shares and the Conversion Shares for Purchaser's own account for investment only, and not with a view towards their distribution.

              4.2.3 PURCHASER CAN PROTECT ITS INTEREST. Purchaser represents that by reason of its, or of its management's business or financial experience, Purchaser has the capacity to protect its own interests in connection with the transactions contemplated in this Agreement. Further, Purchaser is aware of no publication of any advertisement in connection with the transactions contemplated in the Agreement. Purchaser is able to bear the loss of its entire investment in the Company. Purchaser is not a corporation, partnership or other entity specifically formed for the purpose of consummating this transaction.

              4.2.4 Purchaser has been given access to all Company documents, records, and other information, has received physical delivery of all documents which it has requested, and has had adequate opportunity to ask questions of, and receive answers from, the Company's officers, agents, accountants, and representatives concerning the Company's business, operations, financial condition, assets, liabilities, and all other matters relevant to its investment in the Shares.

              4.2.5 Purchaser acknowledges that it is an accredited investor as that term is defined in Rule 501(a) of Regulation D, promulgated pursuant to the Securities Act.

         4.3 RULE 144. Purchaser acknowledges and agrees that the Shares and the Conversion Stock must be held indefinitely unless they are subsequently registered under the Securities Act or an exemption from such registration is available. Purchaser has been advised or is aware of the provisions of Rule 144 promulgated under the Securities Act, which permits limited resale of shares purchased in a private placement subject to the satisfaction of certain conditions, including, among other things: the availability of certain current public information about the Company, the resale occurring not less than two years after a party has purchased and paid for the security to be sold, the sale being through an unsolicited "broker's transaction" or in transactions directly with a market maker (as said term is defined under the Securities Exchange Act of 1934, as amended) and the number of shares being sold during any three month period not exceeding specified limitations.

         4.4 All consents, approvals, orders, or authorizations of, or registration, qualification, designation, declaration or filing with any governmental or banking authority required on the part of Purchasers in connection with the consummation of the transactions contemplated in this Agreement have been or shall have been obtained prior to and shall be effective as of the First Closing and the Second Closing.

5.       CONDITIONS TO THE PURCHASERS' OBLIGATIONS AT CLOSING.

         5.1 REPRESENTATIONS AND WARRANTIES. The representations and warranties of the Company contained in Section 3 shall be true on and as of the Closings with the same effect as though such representations and warranties had been made on and as of the dates of the Closings.

         5.2 INVESTORS' RIGHTS AGREEMENT. The Company and each purchaser shall have executed and delivered the Investors' Rights Agreement in substantially the form attached as Exhibit C.

         5.3 ARTICLES OF AMENDMENT. The Company shall have filed the Articles of Amendment with the Secretary of State of Colorado on or prior to the First Closing Date, which shall continue to be in full force and effect as of the Second Closing Date.

6.       MISCELLANEOUS.

         6.1 GOVERNING LAW. This Agreement shall be governed in all respects by the laws of the State of Colorado as such laws are applied to agreements between Colorado residents entered into and performed entirely in Colorado.

         6.2 SURVIVAL. The representations, warranties, covenants and agreements made herein shall survive any investigation made by any Purchaser and the closing of the transactions contemplated hereby. All statements as to factual matters contained in any certificate or other instrument delivered by or on behalf of the Company pursuant hereto in connection with the transactions contemplated hereby shall be deemed to be representations and warranties by the Company hereunder solely as of the date of such certificate or instrument.

         6.3 SUCCESSORS AND ASSIGNS. Except as otherwise expressly provided herein, the provisions hereof shall inure to the benefit of, and be binding upon, the successors, assigns, heirs, executors and administrators of the parties hereto and shall inure to the benefit of and be enforceable by each person who shall be a holder of the Shares from time to time.

         6.4 ENTIRE AGREEMENT. This Agreement, the Exhibits hereto and the other documents delivered expressly hereby constitute the full and entire understanding and agreement between the parties with regard to the subjects hereof and no party shall be liable or bound to any other in any manner by any representations, warranties, covenants and agreements except as specifically set forth herein and therein.

         6.5 SEPARABILITY. In case any provision of the Agreement shall be invalid, illegal or unenforceable, the validity, legality and enforceability of the remaining provisions shall not in any way be affected or impaired thereby.

         6.6 AMENDMENT AND WAIVER.

              6.6.1 This Agreement may be amended or modified only upon the mutual written consent of the Company and holders of at least a majority of the Shares (treated as if converted and including any Conversion Shares into which the Shares have been converted that have not been sold to the public).

              6.6.2 The obligations of the Company and the rights of the holders of the Shares and the Conversion Shares under the Agreement may be waived only with the written mutual consent of the holders of at least a majority of the Shares (treated as if converted and including any Conversion Shares into which the Shares have been converted that have not been sold to the public).

         6.7 NOTICES. All notices required or permitted hereunder shall be in writing and shall be deemed effectively given: (i) upon personal delivery to the party to be notified; (ii) when sent by confirmed telex or facsimile if sent during normal business hours of the recipient, if not, then on the next business day; (iii) five (5) days after having been sent by registered or certified mail, return receipt requested, postage prepaid; or (iv) one (1) day after deposit with a nationally recognized overnight courier, specifying next day delivery, with written verification of receipt. All communications shall be sent to the Company at the address as set forth on the signature page hereof and to Purchasers at the addresses set forth on Exhibit A attached hereto or at such other address as the Company or Purchasers may designate by ten (10) days advance written notice to the other parties hereto.

         6.8 COUNTERPARTS. This Agreement may be executed in any number of counterparts, each of which shall be an original, but all of which together shall constitute one instrument.

         6.9 BROKER'S FEES. Each party hereto represents and warrants that no agent, broker, investment banker, person or firm acting on behalf of or under the authority of such party hereto is or will be entitled to any broker's or finder's fee or any other commission directly or indirectly in connection with the transactions contemplated herein. Each party hereto further agrees to indemnify each other party for any claims, losses or expenses incurred by such other party as a result of the representation in this Section 6.9 being untrue.

         IN WITNESS WHEREOF, the parties hereto have executed the Agreement as of the date set forth in the first paragraph hereof.


                                         COMPANY:

                                         MERCURY MAIL, INC.
                                         1050 17th Street, Suite 1600
                                         Denver, Colorado 80265



                                         By:
                                            ------------------------------------
                                              John Funk, President
                                              and Chief Executive Officer

                                         PURCHASERS:

                                         CENTENNIAL FUND IV, L.P.



                                         Name:
                                              ----------------------------------
                                         By:
                                             -----------------------------------

                                         Title:
                                                --------------------------------

                                         TELECOM PARTNERS, L.P.



                                         Name:
                                              ----------------------------------
                                         By:
                                             -----------------------------------

                                         Title:
                                                --------------------------------

         IN WITNESS WHEREOF, the parties hereto have executed the Agreement as of the date set forth in the first paragraph hereof.

                                         COMPANY:

                                         MERCURY MAIL, INC.
                                         1050 17th Street, Suite 1600
                                         Denver, Colorado 80265



                                         By:
                                            ------------------------------------
                                              John Funk, President
                                              and Chief Executive Officer

                                         PURCHASERS:

                                         ---------------------------------------


                                         ---------------------------------------


                                         ---------------------------------------


                                         ---------------------------------------


                                         ---------------------------------------


                                         ---------------------------------------

                        SERIES A STOCK PURCHASE AGREEMENT

                                    EXHIBIT A

                             SCHEDULE OF PURCHASERS

                         FIRST CLOSING: FEBRUARY 14,1996

           Name and Address
           ----------------

Telecom Partners, L.P.
1999 Broadway, Suite 2100
Denver, CO 80202

Centennial Fund IV, L.P.
1999 Broadway, Suite 2100
Denver, CO  80202



                         SECOND CLOSING: MARCH 15, 1996

           Name and Address
           ----------------

Centennial Fund IV, L.P.
1999 Broadway, Suite 2100
Denver, CO  80202

Individual Investors:

Boulder Ventures Ltd.
Gus Bigos
Kenneth Cook
Michael Stake
Douglas Schneider

                        SERIES A STOCK PURCHASE AGREEMENT

                                    EXHIBIT B


                        FORM OF ARTICLES OF AMENDMENT TO

                            ARTICLES OF INCORPORATION

                        SERIES A STOCK PURCHASE AGREEMENT

                                    EXHIBIT C


                       FORM OF INVESTORS' RIGHTS AGREEMENT